NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS PROMISSORY NOTE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

PRESSURE BIOSCIENCES, inc.

amendment number 3 to october 26, 2016 PROMISSORY NOTE

Original Principal: US$2,000,000	Original Issue Date: October 26, 2016

Amendment No. 1
Principal: US$3,000,000	Amendment No. 1 Issue Date: May 2, 2017

Amendment No. 2
Principal: US$3,500,000	Amendment No. 2 Issue Date: August 18, 2017

Amendment No. 3
Principal: US$4,000,000	Amendment No. 3 Issue Date:January 30, 2018

WHEREAS, PRESSURE BIOSCIENCES, INC., a corporation incorporated under the laws of the Commonwealth of Massachusetts and located at 14 Norfolk Avenue, South Easton, MA 02375 (the “Company”) previously issued a Promissory Note (the “Original Note”) on October 26, 2016 (the “Original Issue Date”), in favor of _______, an individual residing at ____________ (the “Holder”) for the principal sum of Two Million United States Dollars (US$2,000,000);

WHEREAS, the Company and the Holder amended the Original Note on May 2, 2017 (the “Amendment Number 1 Issue Date”), to, among other amendments, increase the principal sum to Three Million United States Dollars (US$3,000,000) (“Amendment Number 1”); and

WHEREAS, the Company and the Holder wish to again amend the Original Note with such amendment having an issue date of August 18, 2017 (this “Amendment Number 2”), the Original Note having the Original Issue Date, and Amendment Number 1 having the Amendment Number 1 Issue Date.

WHEREAS, the Company and the Holder wish to again amend the Original Note with such amendment having an issue date of January 30, 2018 (this “Amendment Number 3”), the Original Note having the Original Issue Date, Amendment Number 1 having the Amendment Number 1 Issue Date and Amendment Number 2 having the Amendment Number 2 Issue Date.

NOW, THEREFORE, in consideration of, among other things, the premises, representations, respective covenants and agreements contained herein, each party hereby agrees to the following:

1.	Capitalized terms used, but not defined, herein, shall have the meanings ascribed to such terms in the Original Note as amended by Amendment Number 3.

2.	The definition of Principal Amount in the Original Note as amended by Amendment Number 3 is changed to Four Million United States Dollars (US$4,000,000).

3.	All other terms and conditions of the Original Note as amended by Amendment Number 3 shall remain in full force and effect.

4.	This Amendment Number 3 may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Amendment Number 3 may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

[Signature page follows]

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IN WITNESS WHEREOF, this Amendment Number 3 has been executed and delivered on the Amendment No. 3 Issue Date specified above.

COMPANY:

PRESSURE BIOSCIENCES, INC.

By:
Name:	Richard T. Schumacher
Title:	President and CEO

HOLDER:

[signature page to Amendment Number 3]

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